EXHIBIT 10.21
This instrument was prepared by and
after recording should be returned to:
Parker, Hudson, Rainer & Dobbs LLP
1500 Marquis Two Tower
285 Peachtree Center Avenue, N.E.
Atlanta, Georgia 30303
Attention: Mitchell M. Purvis, Esq.
DEED TO SECURE DEBT
THIS DEED TO SECURE DEBT (this “Deed”), made this 6th day of November, 2008, by Home Federal Holdings Corporation, a Georgia corporation having a mailing address of 4271 Mundy Mill Road, Oakwood, Georgia 30566 (“Grantor”), in favor of Peoples State Bank of Commerce, a Tennessee banking corporation having a mailing address of 7122 Nolensville Road, Nolensville, Tennessee 37135 (“Lender”).
W I T N E S S E T H:
For and in consideration of TEN AND NO/100 ($10.00) DOLLARS in hand paid and other valuable consideration, receipt whereof is hereby acknowledged, and to secure payment of the indebtedness hereinafter described, Grantor does hereby bargain, sell, grant and convey to Lender and Lender’s, its successors and assigns, all of the following described property (collectively the “Premises”), to-wit:
(a) All that tract or parcel of land more particularly described in Exhibit A attached hereto and made a part hereof (the “Property”);
(b) All minerals, crops, trees, timber and other emblements now or hereafter located on or under any of the Property;
(c) All buildings, structures and other improvements now or hereafter located on the Property;

(d) All and singular easements, rights-of-way, strips and gores of land, vaults, streets, alleys, passages, water rights, sewer rights and royalties, and all estates, rights, interests, royalties, tenements and appurtenances whatsoever, in any way and at any time relating to any of the Property;
(e) All machinery, equipment, fixtures and appliances (whether trade, ornamental, domestic or permanent fixtures) now or hereafter located on the Property; and
(f) All leases, rents, revenues, issues, profits, awards or judgments at any time arising out of or relating to any of the foregoing Premises.
TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, its successors and assigns, IN FEE SIMPLE forever; and Grantor covenants that it is lawfully seized and possessed of the Premises in fee simple and has the right to convey the same, that the same are unencumbered except as hereinafter set forth and that Grantor will warrant and defend the title thereto against the claims of all Persons whomsoever.
GRANTOR WARRANTS that (i) Grantor has good and marketable fee simple title to the Property, (ii) Grantor has lawfully seized and possessed the Premises, (iii) Grantor has the right to convey the Premises, (iv) the Premises are unencumbered except for Permitted Liens and (v) Grantor does warrant and shall forever defend the title to the Premises unto Lender against the claims of all Persons whomsoever except for Permitted Liens.
THIS DEED is intended to operate and be construed as a deed passing legal title to the Premises to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage. This Deed is also a security agreement by which Grantor does hereby grant a present and continuing security interest in and security title to that portion of the Premises constituting fixtures, and the leases, rents, revenues, issues and profits, and the proceeds of all of the foregoing, pursuant to the Uniform Commercial Code of the State of Georgia. This Deed establishes a perpetual security interest in the Premises in favor of Lender and is given to secure the payment and performance of the following indebtedness and obligations (hereinafter collectively referred to as the “Indebtedness”):
(a) All indebtedness evidenced by that certain Term Note dated November 6, 2008, made by Grantor to the order of Lender in the original principal amount of ONE MILLION FIVE HUNDRED TWENTY-TWO THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($1,522,400.00) (the “Term Note”), final payment of which Term Note is due on or before July 10, 2009, together with any and all renewals, modifications, consolidations, replacements and extensions of all or any portion of the indebtedness evidenced by the Term Note;
(b) Any and all advances made or expenses incurred by Lender to protect or preserve the Premises or the security title created hereby with respect to the Premises, or for Taxes or insurance premiums as hereinafter provided or for performance of any of Grantor’s obligations hereunder or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Premises at the time of such advances);

(c) Any and all other indebtedness now owing or which may hereafter be owing by Grantor to Lender, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due (but only to the extent such indebtedness is evidenced by a promissory Term Note or other instrument which makes specific reference to this Deed as security for such indebtedness or the securing of such indebtedness will not cause intangibles recording taxes to be due and payable unless such taxes are paid); and
(d) All costs of collection of any of the foregoing indebtedness, including, without limitation, reasonable attorneys’ fees and court costs if such indebtedness is collected by or through an attorney at law.
GRANTOR COVENANTS WITH LENDER AS FOLLOWS:
ARTICLE I.
As used herein, the following terms shall have the following meanings ascribed to them (terms defined in the singular to have the same meaning when used in the plural, and vice versa):
“Applicable Law” shall mean all state, federal, county, municipal or other laws, rules, regulations, codes, ordinances or orders applicable to the Person, conduct, transaction, property or matter in question.
“Business Day” shall mean any other day other than a Saturday, Sunday or bank holiday under the laws of the State of Georgia.
“Deed” shall have the meaning ascribed to it earlier in this instrument.
“Environmental Complaint” shall have the meaning ascribed to it in Section 2.05 hereof.
“Event of Default” shall have the meaning ascribed to it in Section 3.01 hereof.
“Hazardous Discharge” shall have the meaning ascribed to it in Section 2.05 hereof.
“Hazardous Material” shall have the meaning ascribed to it in Section 2.05 hereof.
“Indebtedness” shall have the meaning ascribed to it earlier in this Deed.
“Permitted Liens” shall mean the liens and other encumbrances described on Exhibit B attached hereto.
“Person” shall mean any individual, proprietorship, corporation, partnership, trust, limited liability company, governmental unit or other entity.
“Premises” shall have the meaning ascribed to it earlier in this Deed.

“Property” shall have the meaning ascribed to it earlier in this Deed.
“Taxes” shall mean all state, federal, county, municipal or other taxes, assessments (general or special), and other governmental charges levied on or assessed, placed or made against or payable with respect to any of the Premises, this Deed, the Indebtedness or any interest of Lender in any of the Premises, this Deed or the Indebtedness, including, without limitation, all intangibles taxes and intangibles recording taxes (if any) payable at any time in connection with this Deed or any of the Indebtedness.
“Term Loan Agreement” shall mean the Term Loan Agreement of even date herewith between Grantor and Lender, as at any time amended.
“Term Note” shall have the meaning ascribed to it earlier in this Deed.
ARTICLE II.
2.01. Payments by Grantor. Grantor shall pay or cause to be paid as and when the same shall become due and payable (i) the Indebtedness in accordance with the terms and conditions of the agreements or instruments evidencing the same; (ii) all Taxes; and (iii) all premiums for insurance required by this Deed or by any other agreement of Grantor with Lender.
2.02. Insurance. Grantor shall keep the Premises continuously insured against loss or damage by fire, lighting, windstorm and vandalism and against such other hazards as are presently included in so-called “extended coverage” and in such amounts as Lender shall from time to time require, for the benefit of Lender, and Grantor shall maintain public liability insurance covering all liabilities incident to the ownership, use and occupancy of the Premises. Grantor agrees that all such property insurance shall be with an insurance company or companies and on terms acceptable to Lender, with loss, if any, payable to Lender as its interest may appear, pursuant to a mortgagee clause which shall be satisfactory to Lender, and that all liability insurance shall name Lender as an additional insured. Forthwith upon the issuance of any such policies, Grantor shall deliver the same and all renewals thereof to Lender and shall also deliver to Lender receipts for the premiums paid thereon. All such policies shall become its property in the event Lender becomes the owner of the Premises by foreclosure or otherwise. Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Premises, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Lender, instead of to Grantor and Lender jointly. In case of loss under any such policy of insurance, Lender may apply the net proceeds or any part thereof, at its option, (i) to the payment of the Indebtedness, whether or not then due, (ii) to the repair or restoration of the Premises, or (iii) for any other purpose or object for which Lender is entitled to advance funds under this Deed, all without affecting the lien of this Deed or the Indebtedness.
2.03. Ownership, Use and Care of Premises.
(a) Grantor shall not sell, convey, transfer, mortgage or otherwise dispose of or encumber any part of the Premises or any interest therein, and, except for Permitted Liens, Grantor shall keep the Premises free and clear of all liens.

(b) Grantor shall keep the improvements now or hereafter erected on the Property in good condition and repair, shall not commit or suffer any waste, shall not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof and shall cause the Premises and Grantor’s use thereof to be in compliance with Applicable Law.
(c) Grantor shall not remove or demolish nor alter the design or structural character of any part of the Premises without the written consent of Lender and shall not seek or consent to any change of zoning of or condition of use of the Premises.
(d) If the Premises or any part thereof is damaged by fire or any other cause, Grantor shall give immediate written notice of the same to Lender and shall promptly restore the Premises to the equivalent of its original condition; and if a part of the Premises shall be taken through condemnation, Grantor shall promptly restore, repair or alter the remaining property in a manner satisfactory to Lender.
(e) Lender or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours.
2.04. Condemnation. If all or any part of the Premises shall be damaged or taken through condemnation (which term when used in this Deed shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire Indebtedness shall, at the option of Lender, become immediately due and payable. Lender shall be entitled to all compensation, awards, and other payments or relief thereof and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Grantor’s name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to Lender, who after deducting therefrom all its expenses, including, without limitation, attorneys’ fees, may release any monies so received by it without affecting the lien of this Deed and may apply the same in such manner as Lender shall determine, to the reduction of the Indebtedness, and any balance of such monies then remaining shall be paid to Grantor. Grantor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Lender may require.
2.05. Hazardous Materials. Grantor shall indemnify and defend Lender against and hold Lender harmless from and against any and all losses, liabilities and expenses of any and every kind whatsoever paid, incurred or suffered by, or asserted against Lender, with respect to the presence on or under the Premises, or the leakage or discharge, of any hazardous, toxic or dangerous substance or material (“Hazardous Material”) defined as such in any Applicable Law. If Grantor receives any notice of discharge or disposal of any Hazardous Material (a “Hazardous Discharge”) affecting Grantor or the Premises or any complaint, order, citation or notice with regard to air emissions, water discharges, surface contaminations, noise emissions or any other environmental, health or safety matter affecting Grantor or the Premises (an “Environmental Complaint”) from any Person, then Grantor shall, within seven (7) Business Days after receipt of such notice give oral and written notice of same to Lender. Without limitation of Lender’s rights under this Deed, Lender shall have the right, but no obligation, to enter onto the Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Discharge or Environmental Complaint upon its receipt of any notice from any Person.

2.06. Leases Affecting the Premises. Grantor shall perform all covenants to be performed by the landlord under any and all leases respecting the Premises or any part thereof and shall not, without the prior written consent of Lender, cancel, surrender or modify any lease which Grantor has assigned to Lender. Upon demand, Grantor will furnish Lender copies of any lease respecting the Premises or any part thereof.
2.07. Expenses. Grantor will pay or reimburse Lender for all attorneys’ fees, costs and expenses incurred by Lender in any action, legal proceeding or dispute of any kind in which Lender is made a party, or appears as party plaintiff or defendant, affecting the Indebtedness, this Deed or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale of this Deed, any condemnation action involving any of the Premises or any action to protect the security hereof; and any such amounts paid by Lender shall be added to and form a part of the Indebtedness.
2.08. Subrogation. Lender shall be subrogated to the claims and liens of all Persons whose claims or liens are discharged or paid with the proceeds of any of the Indebtedness.
2.09. Performance by Lender of Defaults by Grantor. If Grantor shall default in the payment of any Tax; in the payment of any utility charge, whether public or private; or insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; or in the performance or observance of any other covenant, condition or term of this Deed, then Lender, at its option, may perform or pay the same, and all payments made or costs incurred by Lender in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Lender with interest thereon at the highest rate of interest in effect from time to time under the Term Note. Lender shall be the sole judge of the legality, validity and priority of any such Tax, claim and premium; of the necessity for any such actions; and of the amount necessary to be paid in satisfaction thereof. Lender is hereby empowered to enter and to authorize others to enter upon the Premises for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Grantor or any Person in possession holding under Grantor.
2.10. Further Assurances. At any time, and from time to time, upon request by Lender, Grantor will make, execute and deliver or cause to be made, executed and delivered, to Lender, any and all other further instruments, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect or continue and preserve the obligations of Grantor under the Term Note and this Deed and the priority of the lien and security title of this Deed. Upon any failure by Grantor so to do, Lender may make, execute and record any and all such instruments, certificates and documents for and in the name of Grantor and Grantor hereby irrevocably appoints Lender, the agent and attorney-in-fact of Grantor so to do.

ARTICLE III.
3.01. Event of Default. Each of the following shall constitute an “Event of Default” under this Deed:
(a) Failure by Grantor to pay any of the Indebtedness evidenced by the Term Note on the due date thereof (whether due at stated maturity, on demand, by acceleration or otherwise);
(b) Failure by Grantor duly and punctually to observe, perform or discharge any covenant or duty in this Deed; or
(c) Any claim of priority to this Deed by title, lien or otherwise is asserted by Grantor, or is asserted and finally established as valid by any other Person (other than with respect to Permitted Liens) in any equitable or legal proceeding, whether as a claim, counterclaim, defense or otherwise.
3.02. Acceleration of Maturity. Upon or after an Event of Default, Lender may, at its option, declare all or any portion of the Indebtedness to be (and the same shall thereupon become) immediately due and payable without notice or demand, time being of the essence of this Deed; and no omission or delay on the part of Lender to exercise such option when entitled so to do shall be considered as a waiver of such right.
3.03. Right of Lender to Enter and Take Possession.
(a) Upon or after the occurrence of an Event of Default, Grantor, upon demand of Lender, shall forthwith surrender to Lender the actual possession of the Premises and if, and to the extent, permitted by Applicable Law, Lender may enter and take possession of the Premises and may exclude Grantor and Grantor’s agents and employees wholly therefrom.
(b) Upon every such entering and taking of possession, Lender may hold, store, use, operate, manage, control, and maintain the Premises and conduct the business thereof, and, from time to time, (i) make all necessary and proper repairs, replacements, additions, and improvements thereto and thereon and purchase or acquire additional fixtures, personalty and other property, (ii) insure or keep the Premises insured, (iii) manage and operate the Premises and exercise all the rights and powers of Grantor in its name or otherwise, with respect to the same, and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Lender, all as Lender may from time to time determine to be to its best advantage; and Lender may collect and receive all of the income, rents, profits, issues and revenues of the Premises, including, without limitation, the past due as well as those accruing thereafter and, after deducting (aa) all expenses of taking, holding, managing and operating the Premises (including, without limitation, compensation for services of all Persons employed for such purposes), (bb) the cost of all such maintenance, repairs, replacements, additions, improvements, purchases, and acquisitions, (cc) the cost of such insurance, (dd) such Taxes prior to the lien of this Deed as Lender may determine to pay, (ee) other proper charges upon the Premises or any part thereof, and (ff) the fees and expenses of attorneys and agents of Lender, shall apply the remainder of the money so received by Lender to any balance of the Indebtedness outstanding.

(c) For the purpose of carrying out the provisions of this Section 3.03, Grantor hereby constitutes and appoints Lender the true and lawful attorney-in-fact of Grantor with full power of substitution, to do and perform, from time to time, in Grantor’s or Lender’s name but at Grantor’s expense, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney-in-fact in the premises.
3.04. Appointment of a Receiver.
(a) Upon or after the occurrence of an Event of Default, Lender, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect the rents, profits, issues, and revenues thereof.
(b) Grantor will pay to Lender upon demand all expenses, including, without limitation, receiver’s fees, attorneys’ fees, costs and agent’s compensation, incurred pursuant to this Section 3.04; and all such expenses shall constitute part of the Indebtedness and shall be secured by this Deed.
3.05. Power of Sale. Upon or after the occurrence of an Event of Default, Lender, at its option, may sell all or any part of the Premises at public sale or sales before the door of the courthouse of the county in which the Premises or any part of the Premises is situated, to the highest bidder for cash, in order to pay the Indebtedness and accrued interest thereon and all expenses of the sale and all proceedings in connection therewith, including, without limitation, attorneys’ fees after advertising the time, place and terms of sale once a week for four (4) weeks in a newspaper in which sheriff’s sales are advertised in said county. Lender may bid and purchase at such sale. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple with full warranties of title and to this end, Grantor hereby constitutes and appoints Lender the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title, equity or other interest that Grantor may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding on Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all sums secured hereby. Upon any such public sale pursuant to the aforementioned power of sale and agency, the proceeds of said sale shall be applied first to the costs and expenses of such sale and of all proceedings in connection therewith, including, without limitation, reasonable attorneys’ fees, and the balance shall be applied to the remainder of the Indebtedness. Any excess shall be paid to Grantor or to such other Person as may be required by Applicable Law.
3.06. Grantor as Tenant Holding Over. In the event of any such public sale pursuant to the aforesaid power of sale and agency, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

3.07. Discontinuance of Proceedings and Restoration of the Parties. If Lender shall have proceeded to enforce any right of remedy under this Deed by foreclosure, entry or otherwise, or if Lender commences advertising of the intended exercise of the sale under power provided hereunder, and such proceedings or advertisement shall have been withdrawn, discontinued or abandoned for any reason or shall have been determined adversely to Lender, then and in every such case Grantor and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding or advertisement had been taken.
3.08. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Lender by this Deed is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.
ARTICLE IV.
4.01. Successors and Assigns. Whenever in this Deed one of the parties hereto is named or referred to, the legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Deed by or on behalf of Grantor or by or on behalf of Lender shall bind and inure to the benefit of their respective legal representatives, successors and assigns. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.
4.02. Headings. The headings of the sections, paragraphs and subdivisions of this Deed are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.
4.03. Severability. If any clause or provisions herein contained operates or would prospectively operate to invalidate this Deed in whole or in part, then such clause or provision shall be ineffective only to the extent of such invalidity, without invalidating the remaining provisions of this Deed.

4.04. Notices. All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered against receipt or three Business Days after deposit in the U. S. mail, postage prepaid, or, in the case of facsimile transmission, when received at the office of the noticed party, in each case addressed as follows:

(a)	To Grantor:	4271 Mundy Mill Road
P. O. Box 1889
Oakwood, Georgia 30566
Attention: Clyde A. McArthur, President
Fax No.: (707) 538-5016

(b)	To Lender:	7122 Nolensville Road
Nolensville, Tennessee 37135
Attention: Elizabeth Lowery Saffle
Fax No.: (615) 776-8648
Either party may specify a different address for receiving notices, requests, demands, tenders and other communications hereunder by giving written notice of the new address to the other party in the manner herein provided.
4.05. No Implied Waivers. No delay or omission by Lender to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such breach or Event of Default, or acquiescence therein, and every right, power and remedy given by this Deed to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent by Lender or waiver, express or implied, by Lender to or of any breach or Event of Default shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default.
4.06. Governing Law. This Deed shall be governed in all respects by and construed in accordance with the internal laws of the State of Georgia.
4.07. Waiver of Certain Rights. GRANTOR HEREBY WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO LENDER BY THIS DEED, AND GRANTOR WAIVES GRANTOR’S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS DEED ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE OR JUDICIAL HEARING. THE WAIVERS MADE BY GRANTOR IN THIS SECTION AND ELSEWHERE IN THIS DEED HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY BY GRANTOR AFTER GRANTOR HAS READ AND UNDERSTOOD THIS DEED AND HAS BEEN AFFORDED AN OPPORTUNITY TO BE INFORMED BY COUNSEL OF GRANTOR’S POSSIBLE ALTERNATIVE RIGHTS, AND BY EXECUTING THIS DEED GRANTOR ACKNOWLEDGES SO MAKING SUCH WAIVERS.

Grantor Initial

IN WITNESS WHEREOF, Grantor has caused this Deed to be signed, sealed and delivered by a duly authorized officer on the day and year first written above.

Signed, sealed and delivered in the presence of:	HOME FEDERAL HOLDINGS CORPORATION (“Grantor”)

/s/ J. M. Walters	By:	/s/ Clyde A. McArthur

Unofficial Witness		Clyde A. McArthur, President

/s/ Cheryl Walters	Attest:	/s/ Ricky D. Davis
Notary Public		Ricky D. Davis, Secretary

My Commission Expires:

January 10, 2011		[CORPORATE SEAL]

[NOTARIAL SEAL]

[Cheryl Walters
Notary Public
Hall County, Georgia
Comm Expires: Jan 10, 2011]

EXHIBIT A
LEGAL DESCRIPTION
All that tract or parcel of Land lying and being in 8th Land District, Land Lot 28, City of Oakwood, Hall Co. GA and being shown and delineated on plat of survey prepared for College Square Office by Henderson Land Surveying, LLC dated July 4, 2007 and last revised October 1, 2007 and being more particularly described according to said survey as follows:
BEGINNING AT AN IRON PIN SET, said iron pin being located North 51 degrees 59 minutes 05 seconds West 192.67 feet from the mitered right of way intersection of Frontage Road and Mundy Mill Road; thence along the Northeasterly right-of-way of Mundy Mill Road, North 33 degrees 07 minutes 31 seconds West 228.33 feet to an iron pin set; thence North 43 degrees 22 minutes 30 seconds West 74.70 feet to an iron pin set; thence leaving said right-of-way and along property now or formerly owned by Selig Enterprises, Inc., North 57 degrees 39 minutes 30 seconds East 260 feet to an iron pin found (concrete monument); thence South 32 degrees 47 minutes 19 seconds East 298.93 feet to an iron pin found; thence along property now or formerly owned by AKB International Investments, Inc., South 57 degrees 04 minutes 32 seconds West 26.37 feet to an iron pin found; thence along property now or formerly owned by W W Construction Co., South 57 degrees 01 minutes 09 seconds West 218.56 feet to an iron pin set and being the POINT OF BEGINNING.
This is a portion of the property described in 2 Warranty Deeds into Home Federal Savings and Loan Association of Gainesville, the first being recorded in Deed Book 435 pages 302-303 and the second being recorded in Deed Book 436, pages 122-123, Hall County GA Deed Records.
TOGETHER WITH easement rights contained in Easement by and between Selig Enterprises, Inc. and Trust Company Bank of North Georgia, dated May 25,1994, filed June 3,1994, recorded in Deed Book 2194, page 330, Hall County, GA Records.

EXHIBIT B
PERMITTED LIENS
1.	Property taxes for 2009 and subsequent years which are a lien but which are not yet due and payable.
2.
Those matters expressly listed in Schedule B, Part II of First American Title Insurance Company’s Commitment for Title Insurance (Commitment No. FATIC-205), with an effective date of October 15, 2008, as thereafter amended and marked (and the subsequent Loan Title Policy to be issued thereafter, with an effective date to be the date of recordation of the Deed to Secure Debt) in favor of Peoples State Bank of Commerce, its successors and/or assigns, as named insured.